UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

10 Glenville Street
Greenwich, Connecticut	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 769-8056
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Appointment of New Chief Accounting Officer; Resignation of Chief Accounting Officer

Effective June 2, 2011, Robert J Larson, age 52, has been appointed Controller and Chief Accounting Officer of Presstek, Inc.

Mr. Larson replaces Wayne L. Parker, who resigned as Chief Accounting Officer effective May 31, 2011.

(e) On June 2, 2011, the stockholders of the Company approved the adoption of the 2008 Omnibus Incentive Plan, as Amended and Restated (“2008 Omnibus Plan”).  The 2008 Omnibus Plan provides for the grant to employees, directors and consultants of the Company and its subsidiaries and affiliates of nonqualified and incentive stock options, stock appreciations rights (“SARs”), full value awards (including but not limited to, restricted stock, restricted stock units and deferred stock units) and cash incentive awards covering up to 5,500,000 shares of common stock.  The 2008 Omnibus Plan was approved by the Board of Directors on March 2, 2011, subject to shareholder approval.

A description of the terms of the 2008 Omnibus Plan can be found under “Proposal 5 – Approval of the Presstek, Inc. 2008 Omnibus Incentive Plan, as Amended and Restated” in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on April 21, 2011, which is incorporated herein by reference.  The foregoing is qualified in its entirety by reference to the copy of the 2008 Omnibus Plan filed as Appendix A to the Proxy Statement, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of the shareholders of the Company was held on June 2, 2011.

(b)           At the meeting, the shareholders:

·	elected all seven nominees for Director on the Company's Board of Directors;
·	ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2011;

·	approved, on an advisory basis, the compensation of the Company's executive officers named in the 2011 Proxy Statement, as disclosed therein; and
·	approved, on an advisory basis, having an advisory vote on the compensation of the executive officers named in the Company's proxy statement every three (3) years.
·	approved the Presstek, Inc. 2008 Omnibus Incentive Plan, as Amended and Restated

The following are the final voting results for each of the seven items voted on at the meeting.

1.           Election of Directors:

	Shares For	Shares Against	Non-Votes
Edward E. Barr	18,746,312	2,174,332	13,476,747
Jeffrey A. Cook	20,646,239	274,405	13,476,747
Daniel S. Ebenstein	15,633,190	5,287,454	13,476,747
Stanley E. Freimuth	18,755,802	2,164,842	13,476,747
Jeffrey Jacobson	20,710,476	210,168	13,476,747
Steven N. Rappaport	20,639,469	281,175	13,476,747
Donald C. Waite, III	18,753,680	2,166,964	13,476,747

2.          Ratification of Appointment of KPMG LLP:

For	34,247,711
Against	81,124
Abstain	68,566

3.          Advisory Vote on Named Executive Officer Compensation:

For	16,435,885
Against	4,421,030
Abstain	63,729
Non-Votes	13,476,747

4.           Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation:

1 Year	4,565,875
2 Years	116,856
3 Years	16,211,226
Abstain	26,687
Non-Votes	13,476,747

On June 2, 2011, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every three years until the next required vote on the frequency of such votes.

5.           Approval of Presstek, Inc. 2008 Omnibus Incentive Plan, as Amended and Restated:

For	18,988,633
Against	1,914,111
Abstain	17,900
Non-Votes	13,476,747

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1
Presstek, Inc. 2008 Omnibus Incentive Plan, as Amended and Restated (incorporated herein by reference to Appendix A to the Definitive Proxy Statement filed by Presstek, Inc. with the United States Securities and Exchange Commission on April 21, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: June 3, 2011	/s/ James R. Van Horn
James R. Van Horn Vice President, General Counsel and Secretary